UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers

On June 25, 2010, the Board of Directors of Albany Molecular Research, Inc. (the “Company”) granted Dr. Steve Hagen, Vice President of Pharmaceutical Development and Manufacturing of the Company, a one-time special bonus in the amount of $60,000, effective June 25, 2010, for his role in the completion of recent mergers and acquisitions and the added responsibilities these acquisitions bring, which is not covered by the Company’s existing employment agreement with Dr. Hagen or the Company’s annual non-equity incentive plan as previously disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2010.  The special bonus will be paid on July 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2010	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Mark T. Frost
Name: Mark T. Frost
Title: Senior Vice President, Administration,
Chief Financial Officer and Treasurer